EXPLANATORY NOTE

Temple-Inland Inc. sold its strategic timberland on October 31, 2007 for $2.38 billion. The total consideration consisted almost entirely of notes due in 2027 issued by the buyer of the timberland. The notes are secured by $2.38 billion of irrevocable standby letters of credit issued by four banks, which are required to maintain a credit rating on their long-term unsecured debt of at least A+ by S&P and A1 by Moody’s. The letters of credit are secured by the buyer’s long-term deposits with the banks of $2.38 billion of cash and cash equivalents.

Each of the four banks issued five letters of credit making a total of 20 standby letters of credit issued, all of which have substantially identical terms.  The attached exhibit is a form of these letters of credit.

IRREVOCABLE LETTER OF CREDIT
No. __________________ ([Issuing Bank’s Name])

October __, 2007

TIN INC.
c/o Temple-Inland Inc.
1300 S. MoPac Expressway
Austin, TX 78746

Attention:  Treasurer

Sir/Madam:

At the request and for the account of Crown Pine Buyer [__], L.P., a Delaware limited partnership (the “Buyer”), [Issuing Bank’s Name] (the “Bank”), hereby establishes in favor of TIN Inc., a Delaware corporation (the “Beneficiary”), this Irrevocable Letter of Credit in an amount equal at all times to the Stated Amount, drawable only at or prior to the Expiration Time.

As used herein, the following terms have the following meanings:

“Assignment Documentation” means a Request for Consent to Assignment of Proceeds.

“Authorized Officer” means (a) with respect to the Beneficiary, any of the [chief executive officer, president, chief financial officer, general counsel, treasurer, director, vice president, assistant vice president, managing member, manager] and any officer with equivalent authority, and (b) with respect to the Bank, any officer expressly authorized to execute the applicable document, instrument or certificate on behalf of the Bank.

“Bank’s Office” means (i) ___________________, New York, New York 10___ or (ii) such other branch or office of the Bank in the City of New York [or in Stamford, Connecticut], which may be designated by the Bank by written notice to the Beneficiary.

“Base Amount” means the amount of US$______________  (__________________________ and __/100 United States dollars).

“Buyer” has the meaning specified above.

“Current Period Interest Amount” means on any date of determination the amount of accrued interest on the Base Amount at the Interest Rate from the first day of the then current Interest Period through and including the date of such determination.

“Drawing Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

“Drawing Certificate” means a Principal and Interest Drawing Certificate or an Interest Only Drawing Certificate, as the case may be.

“Drawing Date” means the date at or prior to the Expiration Time of presentation by the Beneficiary to the Bank of the Sight Draft and the related Drawing Certificate.

“Expiration Time” means at 5:00 p.m. (New York City time) on the date that is fifteen (15) calendar days after the Maturity Date[, unless extended by the Bank in its sole discretion].

“Interest Business Day” means any day except (i) a Saturday, Sunday or other day on which commercial banks in New York, New York are required or authorized by law to close, and (ii) a day on which commercial banks are not open for international business (including dealings in dollar deposits) in London.

“Interest Component” means on any date of determination (i) if such date is thirty (30) Drawing Business Days or less after the beginning of the then current Interest Period, the sum of the Previous Period Interest Amount and the Current Period Interest Amount, (ii) if such date is more than thirty (30) Drawing Business Days after the beginning of the current Interest Period, the Current Period Interest Amount and (iii) after the Maturity Date and prior to the Expiration Time (so long as the Purchase Note remains outstanding at such time), the sum of the Previous Period Interest Amount and the Post-Maturity Interest Amount; provided that, if a Timely Reimbursement Failure Notice has been delivered by the Bank following an Interest Only Drawing, the Interest Component will, on any date of determination thereafter, equal (x) if such date is forty (40) Drawing Business Days or less after the beginning of the Interest Period during which such Timely Reimbursement Failure Notice was delivered, the Current Period Interest Amount on such date and (y) if such date is after the fortieth (40th) Drawing Business Day of such Interest Period, an amount equal to interest accrued, over a period of 41 Drawing Business Days (starting on the first day of the Interest Period during which such Timely Reimbursement Failure Notice was sent), on the Base Amount at the Interest Rate in effect with respect to the Interest Period during which such Timely Reimbursement Failure Notice was sent.

“Interest Only Drawing” means a drawing that is made hereunder solely in respect of unpaid interest under the Purchase Note.

“Interest Only Drawing Certificate” means an Interest Only Drawing Certificate in the form of Exhibit 1 attached hereto.

“Interest Period” means (i) initially, the period commencing on the date hereof and ending on ______________, 2008 and (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period and ending on the ___th day of the third consecutive month ending after the month in which such immediately preceding Interest Period ended.  The determination of Interest Periods shall be subject to the following provisions:

(i)           if any Interest Period would otherwise expire on a day that is not an Interest Business Day, such Interest Period shall expire on the immediately succeeding Interest Business Day; provided, however, that if any Interest Period would otherwise expire on a day that is not an Interest Business Day but is a day of the month after which no further Interest Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Interest Business Day; and

(ii)           no Interest Period shall extend beyond the Maturity Date.

“Interest Rate” means (i) for the first Interest Period ____% per annum and (ii) for each Interest Period thereafter a rate per annum equal to the LIBO Rate for such Interest Period plus the Margin.  Interest shall be computed based on the actual number of days in an Interest Period divided by 360.

“LIBO Rate” means, (i) ___% per annum for the first Interest Period, and (ii) for any subsequent Interest Period:

(a)           an interest rate per annum appearing on page BBAM on the Bloomberg Terminal (“Page BBAM”) (or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars) at approximately 11:00 a.m. (London time) on the day that is two London Business Days prior to the commencement of such Interest Period for United States dollar deposits having a tenor equal to the duration of such Interest Period;

(b)           if a rate is not available, the rate per annum determined by the Paying Agent to be the arithmetic mean (rounded, if necessary, to the nearest fifth decimal place (with 5’s being rounded up)) of the respective rates of interest communicated by each of the Reference Banks to the Paying Agent as the rates at which such Reference Banks would offer a United States dollar deposit having a tenor equal to the duration of such Interest Period and an amount at least equal to US$100 million to prime banks in the London interbank market at approximately 11:00 a.m. (London time) on the day that is two London Business Days prior to the commencement of such Interest Period; provided, however, that if less than all Reference Banks provide such rate quotations, then the Paying Agent shall determine the above-mentioned arithmetic mean based on the rates quoted by those Reference Banks that provide such a quotation, and if only one Reference Bank provides such a rate quotation, then the Paying Agent shall use such sole Reference Bank’s quoted rate; or

(c)           if a rate cannot be determined pursuant to the foregoing provisions, the LIBO Rate for such Interest Period shall be the rate per annum determined by the Paying Agent to be the arithmetic mean (rounded, if necessary, to the nearest fifth decimal place (with 5’s being rounded up)) of the respective rates of interest communicated by each of the Reference Banks to the Paying Agent as the rates at which such Reference Banks would offer a United States dollar deposit having a tenor equal to the duration of such Interest Period and an amount at least equal to US$100 million to prime banks in the New York interbank market at approximately 11:00 a.m. (New York City time) on the first day of such Interest Period; provided, however, that if less than all Reference Banks provide such rate quotations, then the Paying Agent shall determine the above-mentioned arithmetic mean based on the rates quoted by those Reference Banks that provide such a quotation, and if only one Reference Bank provides such a rate quotation, then the Paying Agent shall use such sole Reference Bank’s quoted rate.

“London Business Day” means any day on which trading by and between banks in United States Dollar deposits in the London interbank market occurs.

“Margin” means 0.___%.

“Maturity Date” means October __, 2027.

“Paying Agency Agreement” means the Paying Agency Agreement dated as of October [__], 2007, among Buyer, Paying Agent, Bank and JPMorgan Chase Bank, N.A., as amended.

“Paying Agent” means The Bank of New York and any successor paying agent under the Paying Agency Agreement.

“Payment Date” means the date upon which a payment is made by Bank hereunder.

“Post Maturity Interest Amount” means, on any date of determination after the Maturity Date and prior to the Expiration Time, the amount of accrued interest on the Base Amount at the Bank’s overnight deposit rate for each day after the Maturity Date through and including the date of such determination (which shall be on or prior to the Expiration Time).

“Previous Period Interest Amount” means on any date of determination the amount of accrued interest on the Base Amount at the Interest Rate with respect to the last Interest Period ending prior to such date of determination.

“Principal and Interest Drawing” means a drawing that is made hereunder in respect of either (i) unpaid principal under the Purchase Note or (ii) unpaid principal and interest under the Purchase Note.

“Principal and Interest Drawing Certificate” means a Principal and Interest Drawing Certificate in the form of Exhibit 2 attached hereto.

“Purchase Note” means that certain Purchase Note No. [____] dated October __, 2007, in the principal amount of US$____________, made by Buyer in favor of the Beneficiary, as the same may be transferred from time to time and any replacement of the foregoing.

“Reference Banks” means [Issuing Bank’s Name], [Bank #1]. [Bank #2] and The Bank of New York.

“Reimbursement Agreement” means the Reimbursement Agreement relating to the Letter of Credit, dated as of October __, 2007, between Buyer and the Bank, as amended from time to time.

“Request for Consent to Assignment of Proceeds” means an application for consent to assignment of proceeds of Letter of Credit in the form of Exhibit 4A attached hereto.

“Request for Full Transfer” means an application for transfer of Letter of Credit in the form of Exhibit 4 attached hereto.

“Sight Draft” means the Sight Draft in the form of Exhibit 3 attached hereto.

“Stated Amount” means, on any date of determination, the sum of the Base Amount plus the Interest Component on such date.

 “Timely Reimbursement Failure Notice” means, with respect to any Interest Only Drawing, an appropriately completed notice in the form of Exhibit 5 received by the Beneficiary on or before the close of business on the 6th (sixth) Drawing Business Day following the Payment Date in respect of such Interest Only Drawing.

“Transfer Documentation” means (x) the original of this Letter of Credit and any amendment hereto and (y) a Request for Full Transfer.

Demand for payment may be made by the Beneficiary under this Letter of Credit at any time during the Bank’s business hours at the Bank’s Office on a Drawing Business Day at or before the Expiration Time. Only one Principal and Interest Drawing may be made hereunder in accordance with the terms hereof and the Principal and Interest Drawing Certificate.  Multiple Interest Only Drawings may be made hereunder in accordance with the terms hereof and the Interest Only Drawing Certificate so long as (i) the respective

Interest Only Drawing Certificate is presented to Bank within the first thirty (30) Drawing Business Days of the then current Interest Period, (ii) the Bank has not funded a previous Interest Only Drawing properly made during the then current Interest Period and (iii) the Bank has not funded a previous Principal and Interest Drawing.  The Bank hereby irrevocably authorizes a drawing in respect of such a demand on any Drawing Business Day at or prior to the Expiration Time in accordance with the terms and conditions hereinafter set forth, and such drawing shall be in an amount not exceeding (x) in the case of a Principal and Interest Drawing, the then applicable Stated Amount and (y) in the case of an Interest Only Drawing, the then Previous Period Interest Amount.  Only the Beneficiary may make a drawing under this Letter of Credit.

Each drawing hereunder shall be made by presentation to the Bank by facsimile followed by physical delivery (it being understood that if a drawing is made by facsimile followed by physical delivery (i) physical delivery shall not be a condition necessary for payment and (ii) the demand shall be deemed made upon the earlier of receipt by the Bank of the facsimile and physical delivery) or by physical delivery alone of a Sight Draft, together with a fully completed applicable Drawing Certificate, each purporting to be signed by an Authorized Officer of the Beneficiary and in conformity with the terms and conditions of this Letter of Credit.  Each Sight Draft and each Drawing Certificate shall be dated the respective Drawing Date.  Presentation of such documents shall be made to the Bank at the Bank’s Office.  If a demand for payment made by the Beneficiary hereunder does not conform to the terms and conditions of this Letter of Credit, the Bank shall give the Beneficiary telephonic notice (as promptly as possible, but in no event after the time payment would otherwise have been due hereunder) that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reason therefor and that the Bank will upon the Beneficiary’s instructions hold any Sight Draft and Drawing Certificate at the Beneficiary’s disposal or return the same to the Beneficiary. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, the Beneficiary may correct any such non-conforming demand for payment at any time prior to the Expiration Time.

If demand for payment is made by the Beneficiary hereunder at or prior to 9:00 A.M. (New York time) on a Drawing Business Day and provided that such demand for payment and the Sight Draft and Drawing Certificate presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Beneficiary in the amount demanded, in immediately available funds, in accordance with the Beneficiary’s payment instructions to the Bank, not later than 1:00 P.M. (New York time) on the day the demand is made. If demand for payment is made by the Beneficiary hereunder after 9:00 A.M. (New York time) on a Drawing Business Day, and provided that such demand for payment and the Sight Draft and Drawing Certificate presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Beneficiary in the amount demanded, in immediately available funds, in accordance with the Beneficiary’s payment instructions to the Bank, not later than 11:00 A.M. (New York time) on the next succeeding Drawing Business Day.

This Letter of Credit shall terminate on the earlier to occur of the following: (a) the Expiration Time, (b) the date shown on a written notice sent by the Bank to the Beneficiary in the form of Exhibit 6 hereto or (c) the date on which a Principal and Interest Drawing has been made by the Beneficiary and funded by the Bank.

The Bank acknowledges that the obligations of the Bank hereunder are independent from any obligation of Buyer or of any other person. All payments made under this Letter of Credit shall be made solely from funds or assets of the Bank, and not from any funds or assets or other property whatsoever of the Buyer or any other person. No modification or amendment of the Purchase Note after the original issuance thereof shall affect the Bank’s obligations hereunder, unless the Bank shall have consented in writing thereto.

This Letter of Credit is non-negotiable and shall inure only to the benefit of the Beneficiary. The Beneficiary may not transfer any of its rights or benefits hereunder, and any purported assignment of proceeds or transfer shall be null and void; provided that (a) the Beneficiary may assign the proceeds hereof (in whole or in part) to any person (an “Assignee”) and (b) the Beneficiary may transfer this Letter of Credit (in whole but not in part) to a person (any such person, a “Transferee”) that the Beneficiary certifies is the transferee or assignee of the Purchase Note, provided always that: (i) such Assignee or Transferee shall not be included on the list of blocked countries or the list of Specially Designated Nationals and Blocked Persons published by The Office of Foreign Assets Control (OFAC) of the US Department of Treasury in effect at the time of such assignment or transfer or similar list of blocked or restricted persons issued by any US or foreign governmental or regulatory authority or multinational agency or institution, (ii) such assignment or transfer would not violate or contravene any applicable US or foreign laws, rules or regulations (including, without limitation, the USA PATRIOT Act) in effect at the time of the transfer, (iii) in the case of an assignment of proceeds to an Assignee, the Beneficiary submits to the Bank the Assignment Documentation, and (iv) in the case of a transfer to any Transferee, the Beneficiary submits to the Bank the Transfer Documentation. It is agreed by the Bank that any such permitted assignment or transfer may be in connection with a pledge or grant of a security interest in, or placement into a trust of, the Beneficiary’s rights and benefits under this Letter of Credit if made in connection with a corresponding pledge or grant of a security interest in, or placement into a trust of, the Purchase Note.  So long as the Bank receives in writing at least two Drawing Business Days’ advance notice of the date of occurrence of a contemplated transfer to a Transferee, the Bank undertakes to deliver, at the Bank’s Office, this Letter of Credit duly endorsed for transfer and accompanied by its customary letter of transfer to the relevant Transferee on the date of the occurrence of such transfer concurrently with the delivery to the Bank of the Transfer Documentation to the extent delivered prior to 12:00 p.m. (New York City time) on such date. So long as the Bank receives in writing at least two Drawing Business Days’ advance notice of the date of occurrence of a contemplated assignment of proceeds to an Assignee, the Bank undertakes to transmit via courier to the applicable Assignee a duly executed consent to such assignment in a form reasonably acceptable to the Bank and the Beneficiary concurrently with the delivery to the Bank of the Assignment Documentation to the extent delivered prior to 12:00 p.m. (New York City time) on such date.  The Beneficiary shall pay or cause to be paid to the Bank an administrative fee of $500 on or prior to completion of such transfer or assignment.  Upon the transfer of this Letter of Credit to a Transferee in accordance with the terms hereof, the relevant Transferee shall be the Beneficiary hereof and the term “Beneficiary” shall, wherever used herein, mean such Transferee.

The Bank shall not be entitled to assign its obligations under this Letter of Credit.  The Bank may, without the consent of the Beneficiary or the Buyer, sell participations in the Bank’s rights and obligations under this Letter of Credit to any bank or financial institution at any time, provided that in no event shall the sale of any such participation release the Bank from any of its obligations hereunder.

If the original of this Letter of Credit has been lost, stolen, mutilated or destroyed, upon receipt of (i) in the case of loss, theft or destruction of this Letter of Credit, a certificate signed by a purportedly Authorized Officer of the Beneficiary to such effect and indemnifying the Bank against any loss, costs, damages or expense which may arise as a result of such loss, theft or destruction or (ii) in the case of mutilation of this Letter of Credit, the mutilated Letter of Credit, the Bank will issue a replacement letter of credit within five (5) Drawing Business Days in favor of the Beneficiary dated the same date, marked “Duplicate of Original” or similar, in an amount equal to the Stated Amount and on the same terms and for the same period as this Letter of Credit.  THIS LETTER OF CREDIT SHALL BE SUBJECT TO AND GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 AND THE LAWS OF THE STATE OF NEW YORK (INCLUDING ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE STATE OF NEW YORK) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

ALL DISPUTES RELATING TO THE INTERPRETATION, MEANING, ENFORCEMENT AND PAYMENT OF THIS LETTER OF CREDIT SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK.  IN THE EVENT ANY SUCH DISPUTE ARISES, EACH PARTY HERETO IRREVOCABLY SUBMITS TO PERSONAL JURISDICTION IN A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK FOR ALL MATTERS RELATED TO THIS LETTER OF CREDIT.  EACH PARTY HERETO AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS LETTER OF CREDIT IN ANY COURT OTHER THAN A STATE OF FEDERAL COURT SITTING IN THE STATE OF NEW YORK.

Communications and notices with respect to this Letter of Credit shall be in writing and shall be addressed to the Bank at the Bank’s Office (facsimile no. (   ) _________ or such other number as the Bank may notify the Beneficiary in writing from time to time) and to the Beneficiary at at c/o Temple-Inland Inc., 1300 S. MoPac Expressway, Austin, TX 78746, Attention: General Counsel, Facsimile: (512) 434-8721, and Treasurer, Facsimile: (512) 434-8710 (or such other address as the Beneficiary may notify the Bank in writing from time to time).  Communications shall specifically refer to the reference number of this Letter of Credit.  Notices sent by hand or overnight courier shall be deemed to have been given when received and notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices shall be deemed to have been given at the opening of business on the next Drawing Business Day for the recipient).

This Letter of Credit sets forth in full the undertakings of the Bank, and the undertakings hereunder shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except for the Exhibits hereto, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Exhibits.

Very truly yours,

[Issuing Bank’s Name]

By:
Name:
Title:

[By:
Name:
Title:                                                      ]

EXHIBIT 1

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No.  __________________ ([Issuing Bank’s Name])

INTEREST ONLY DRAWING CERTIFICATE

The undersigned (the “Beneficiary”) hereby certifies in connection with the above-referenced Irrevocable Letter of Credit (the “Letter of Credit”; any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Letter of Credit), as follows:

(a)            is the current Beneficiary under the Letter of Credit.  Payment of $_________ [insert amount] is hereby demanded from the Bank under the Letter of Credit, which amount does not exceed the currently applicable Previous Period Interest Amount.  The Drawing Date in respect of this Interest Only Drawing Certificate is on or prior to the thirtieth Drawing Business Day after the beginning of the current Interest Period.

(b)           The Beneficiary is the holder of the Purchase Note.  A default in respect of payment of interest (other than interest for which a previous demand has been made and paid for by the Bank) in at least the amount referenced in clause (a) above has occurred and is continuing under the Purchase Note.

Payment of the amount demanded hereunder should be made to the Beneficiary at [wire transfer details].

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of [______] 20[_].

Name of Beneficiary

By:
Name:
Title:  Authorized Officer

EXHIBIT 2

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No.  __________________ ([Issuing Bank’s Name])

PRINCIPAL AND INTEREST DRAWING CERTIFICATE

The undersigned (the “Beneficiary”) hereby certifies in connection with the above-referenced Irrevocable Letter of Credit (the “Letter of Credit”; any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Letter of Credit), as follows:

(a)            is the current Beneficiary under the Letter of Credit.  Payment of $_________ [insert amount] is hereby demanded from the Bank under the Letter of Credit, which amount does not exceed the then applicable Stated Amount.

(b)           The Beneficiary is the holder of the Purchase Note.  [A default (other than a default resulting from a payment of principal made by the Buyer to the Beneficiary being rescinded or reclaimed upon insolvency, bankruptcy, liquidation or reorganization of the Buyer) has occurred in respect of  the payment of outstanding principal of[, and accrued and unpaid interest (other than interest for which a previous demand has been made and paid for by the Bank) on,] the Purchase Note on the final maturity date thereof.]  [The aggregate principal amount of the Purchase Note has been accelerated [automatically][by the Beneficiary] and a default has occurred in respect of the payment of outstanding principal of[, and accrued and unpaid interest (other than interest for which a previous demand has been made and paid for by the Bank) on,] the Purchase Note.]1  [The aggregate amount owing under the Purchase Note in respect of such default] [The aggregate amount of unpaid principal and interest now due and payable under the Purchase Note as a result of such acceleration] equals or exceeds the amount referenced in clause (a) above.

(c)           No previous demand has been made in respect of unpaid principal under the Purchase Note.

Payment of the amount demanded hereunder should be made to the Beneficiary at [wire transfer details].

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of [______] 20[_].

Name of Beneficiary

By:
Name:
Title:  Authorized Officer

1           Insert appropriate clause.

EXHIBIT 3

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No.  __________________ ([Issuing Bank’s Name])

Sight Draft

[Letterhead of Beneficiary]

SIGHT DRAFT

[_________], 20__

AT SIGHT
PAY TO:

[Beneficiary Address]

U.S. $           (                                                       Dollars)
[Insert amount not                                                                           [Insert amount in words]
 exceeding U.S. $____________]

[insert WIRE INSTRUCTIONS (To include name
and account number of Beneficiary)]

FOR VALUE RECEIVED AND DRAWN UNDER IRREVOCABLE LETTER OF CREDIT No.  __________________  DATED OCTOBER __, 2007 ISSUED BY
[ISSUING BANK’S NAME].

Name of Beneficiary

By:
Name:
Title:

EXHIBIT 4

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No. __________________ ([Issuing Bank’s Name])

Request for Full Transfer
Relinquishing all Rights as Beneficiary

[Issuing Bank’s Name]                                                                                                           Date:  [_________], 20__
[Address]

Re:                      L/C No. __________________
Issued by:                      [Issuing Bank’s Name]
Ref:                      [Buyer SPE’s Name]

Ladies and Gentlemen:

Enclosed please find the original Letter of Credit instrument bearing your reference number referred to above in favor of ourselves.  We hereby request you to transfer the said Letter of Credit, in its entirety, to:

whose address is

 (the “Transferee”).

The Transferee is the transferee or assignee of the Purchase Note, and such transfer or assignment is permitted by the terms of the Purchase Note and the Letter of Credit.

We are returning the original Letter of Credit instrument to you herewith in order that you may deliver it to the Transferee together with your customary letter of transfer.

____________________________________
Name of Existing Beneficiary

______________________________________
Authorized Signature

______________________________________
Name & Title

SIGNATURE GUARANTEED

The Beneficiary’s signature(s) with
title(s) conforms with that on file
with us and such is/are authorized
for the execution of this instrument.

(Bank Name)

(Bank Address)

(City, State, Zip Code)

(Telephone Number)

(Authorized Name and Title)

(Authorized Signature)

 EXHIBIT 4A

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No. __________________ ([Issuing Bank’s Name])

Request for Consent to Assignment of Proceeds

APPLICATION FOR CONSENT TO ASSIGNMENT OF PROCEEDS UNDER LETTER OF CREDIT

Date: ___________________

Re:                      L/C No. __________________
Issued by:                      [Issuing Bank’s Name]
Ref:                      [Buyer SPE’s Name]

Ladies and Gentlemen:

The undersigned (the “Beneficiary”) hereby authorizes and directs you (the “Bank”) to pay the proceeds of each drawing by the Beneficiary under and in compliance with the letter of credit referenced above (the “Letter of Credit”), if and when such drawing is honored by the Bank as follows:

Select one option by checking and completing below:

(   )           Pay all proceeds of each drawing until the aggregate sum of $ has been paid

(   )           Pay   % of each drawing, but in any event not exceeding $_____________ in aggregate

To:                       ______________________________________
(Name & address of Assignee)
________________________________
Account No.                      ________________________________  (account number)
With:                      ________________________________  (name of bank, city)
_________________________________(ABA / FED No.)

(referred to herein as the “Assignee”) and to pay the balance, if any, to the Beneficiary.

Select one option:

[ ]
The Beneficiary irrevocably warrants that other than as described in this Application, the Beneficiary has not and will not, by transfer, assignment or negotiation or otherwise, assign the right to receive all or part of the proceeds of the Letter of Credit, or give any authorization or direction to make any payment thereof to any other third party.

[ ]
In the event that more than one assignment of proceeds is issued under the Letter of Credit, the Beneficiary hereby authorizes the Bank to effect payment to the applicable Assignees in the order in which the Bank consents to their respective assignments.  We understand that the Bank will make a note to this effect on the Bank’s written consent to each such assignment which is sent to each Assignee.

The Bank is requested to advise the Assignee of the Bank’s consent to the above-described assignment of proceeds by issuing a written consent in form reasonably acceptable to the Bank and the Beneficiary.  In consideration thereof, the Beneficiary agrees that the assignment of proceeds described herein is irrevocable [except upon not less than four (4) Drawing Business Days’ prior written notice to the Bank from the Assignee].

This Application, and the Bank’s consent to and acceptance hereof, do not constitute a transfer of the Letter of Credit, do not give the Assignee any interest therein and do not affect the rights of the Beneficiary or the Bank to agree to any amendment, cancellation or substitution of the Letter of Credit.

____________________________________
Name of Beneficiary

______________________________________
Authorized Signature

______________________________________
Name & Title

SIGNATURE GUARANTEED

The Beneficiary’s signature(s) with
title(s) conforms with that on file
with us and such is/are authorized
for the execution of this instrument.

(Bank Name)

(Bank Address)

(City, State, Zip Code)

(Telephone Number)

(Authorized Name and Title)

(Authorized Signature)

 EXHIBIT 5

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No.  __________________ ([Issuing Bank’s Name])

TIMELY REIMBURSEMENT FAILURE NOTICE

The undersigned (the “Bank”), hereby certifies to [insert name of Beneficiary] in connection with the above-referenced Irrevocable Letter of Credit (the “Letter of Credit”; any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Letter of Credit), as follows:

(a)           On __________, the Bank received an Interest Only Drawing Certificate from Beneficiary and on __________ the Bank paid the full amount requested to be paid pursuant to such Interest Only Drawing Certificate (the “Drawing Amount”) to [insert name].

(b)           On __________, the Bank made, or caused to be made, a payment of $_________ [insert amount], to [The Bank of New York,] as Paying Agent representing the entire amount of interest accrued on the time deposit at the Bank bearing the [name/number]2 _____________] [and from time to time abbreviated as “_________”] pursuant to its terms for the last Interest Period ending prior to the date of receipt of the Drawing Certificate described in paragraph (a) above.

(c)           [Four] Drawing Business Days have passed since the date on which the Bank paid the Drawing Amount and the Bank has not been reimbursed for such payment.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of [______] 20[_].

[ISSUING BANK’S NAME]

By:
Name:
Title:

By:
Name:
Title:

2 RBS uses account names, rather than numbers, to identify time deposits.  Each name also has a unique abbreviation.

EXHIBIT 6

TO IRREVOCABLE LETTER
OF CREDIT DATED OCTOBER __, 2007
No.  __________________ ([Issuing Bank’s Name])

NOTICE OF TERMINATION DUE TO CERTAIN EVENT(S) OF DEFAULT

The undersigned (the “Bank”) hereby certifies to [insert name of Beneficiary] in connection with the above-referenced Irrevocable Letter of Credit (the “Letter of Credit”; any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Letter of Credit), as follows:

(a)           On [insert date], an Event of Default, described in Section [insert 7(g), (h) and/or (i)]3 of the Reimbursement Agreement has occurred.

(b)           The Bank hereby notifies you that effective as of  the close of business on  [insert date which is at least thirty calendar days from the date hereof] this letter of credit shall terminate and no further drawings of any sort shall be honored hereunder.

(c)           The Bank certifies that the date in (b) above is at least thirty calendar days after the date in (a) above.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of [______] 20[_].

[ISSUING BANK’S NAME]

By:
Name:
Title:

By:
Name:
Title:

3           Insert reference to Section 7(g), (h) and/or (i) [all of which relate to bankruptcy/insolvency] of the Reimbursement Agreement.  For the avoidance of doubt, this Exhibit can be sent only if an Event of Default described in such provisions has occurred.   It cannot be sent upon the occurrence of other Events of Default.